UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) October 1, 2004


                          MT ULTIMATE HEALTHCARE CORP.
                          ----------------------------
             (Exact name of registrant as specified in its charter)



        Nevada                     000-49915               88-0477056
       --------                    ----------              -----------
(State or other jurisdiction     (Commission            (IRS Employer
    of incorporation)            File Number)         Identification No.)


               45 Main Street, Suite 617, Brooklyn, New York 11201
               ---------------------------------------------------
            (Address of principal executive offices)      (Zip Code)


Registrant's telephone number, including area code (718) 943-3400


                                      N/A
                                      ---
                        (Former name or former address,
                          if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM  1.01  ENTRY  INTO  A  MATERIAL  DEFINITIVE  AGREEMENT.

     Effective October 1, 2004 (the "Effective Date"), MT Ultimate Healthcare Corp. (the "Registrant") entered into an Agreement and Plan of Acquisition and Merger ("Agreement") to acquire Abundant Nursing, Inc., a Pennsylvania corporation ("Abundant") from Lisa M. Stern in exchange for $150,000 paid on the Effective Date and a five-year promissory note in the principal amount of $295,000 that accrues interest at a rate of seven percent (7%) per annum (the "Promissory Note"). Abundant may be merged with and into the Company after the Company has fully-paid all amounts due under the Agreement. Until such time as the Company pays the full consideration pursuant to the Agreement, Abundant will be operated by the Company as a stand alone subsidiary.

     In connection with the Agreement, the Registrant pledged 8,000 shares of common stock of Abundant representing 100% of the shares of Abundant to Ms. Stern as collateral for the full and prompt payment of the Promissory Note. Abundant transferred its accounts receivable and loans to shareholders as of the Effective Date to Ms. Stern. Abundant granted Ms. Stern a continuing, first priority security interest in the Registrant's accounts, inventory, equipment, chattel paper, instruments, documents, and general intangibles, and proceeds, as such terms are defined in the Uniform Commercial Code.

ITEM  2.01  COMPLETION  OF  ACQUISITION  OR  DISPOSITION  OF  ASSETS

     Effective October 1, 2004, the Registrant entered into the Agreement with Abundant and Lisa M. Stern in exchange for $150,000 paid on the Effective Date and the $295,000 Promissory Note. Ms. Stern was the sole shareholder of Abundant prior to the Agreement. Subsequent to the Agreement, the Registrant is the sole shareholder of the common stock of Abundant; however, the Registrant has pledged its shares of common stock of Abundant to Ms. Stern as collateral for the full and prompt payment of the Promissory Note. In connection with the Agreement, Abundant transferred its accounts receivable and loans to shareholders as of the Effective Date to Ms. Stern. Abundant may be merged with and into the Company after the Company has fully-paid all amounts due under the Agreement. Until such time as the Company pays the full consideration pursuant to the Agreement, Abundant will be operated by the Company as a wholly-owned, stand alone subsidiary. Abundant is located in Mount Joy, Pennsylvania and provides staffing in the central area of Pennsylvania and the Lancaster area.


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ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

     (a)  Financial  statements  of  business  acquired  to  be  provided.

     (b)  Pro  forma  financial  information  to  be  provided.

     (c)  Exhibits.

     2.1(1)  Agreement  and Plan of Acquisition with Abundant Nursing,
             Inc.

(1) Attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MT ULTIMATE HEALTHCARE CORP.

By: /s/ MacDonald Tudeme
    --------------------
    MacDonald Tudeme
    Chief Executive Office

Dated:  October 5, 2004


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